EXHIBIT 10.63

                                 THIRD AMENDMENT
                     TO THE PTEK HOLDINGS, INC. 401(K) PLAN

      THIS THIRD AMENDMENT to the PTEK Holdings, Inc. 401(k) Plan (the "Plan") is made on this 3rd day of February 2005, by the Administrative Committee of the Plan (the "Committee").

                              W I T N E S S E T H:

      WHEREAS, Plan Section 13.1 provides that the Committee has the right to amend the Plan at any time; and

      WHEREAS, the Committee desires to amend the Plan to reflect the name change of the company from PTEK Holdings, Inc. to Premiere Global Services, Inc., effective as of January 3, 2005;

      NOW, THEREFORE, the Plan hereby is amended as follows:

      1. Effective as of January 3, 2005, the name of the Controlling Company (as defined in Section 1.23 of the Plan) is changed to Premiere Global Services, Inc. wherever it appears in the Plan, unless the context indicates otherwise.

      2. Effective as of January 3, 2005, the name of the Plan is changed to Premiere Global Services, Inc. 401(k) Plan wherever it appears in the Plan, unless the context indicates otherwise.

      3. Effective as of January 3, 2005, Appendix A is amended to reflect the change in the name of the company from PTEK Holdings, Inc. to Premiere Global Services, Inc.

      IN WITNESS WHEREOF, this Third Amendment has been executed by the duly authorized representative of the Committee on the date first above written.

                                        ADMINISTRATIVE COMMITTEE OF THE
                                        PTEK HOLDINGS, INC. 401(K) PLAN


                                        /s/ Michael E. Havener
                                        -----------------------------------
                                        Michael E. Havener, CFO


                                        /s/ Alison Sheehan
                                        -----------------------------------
                                        Alison Sheehan, VP, Human Resources


                                        /s/ Lois Swartwood
                                        -----------------------------------
                                        Lois Swartwood, Benefits Manager